Exhibit 99.1
PROPOSED SCRIPT OF BUSINESS PRESENTATION FOR ANNUAL MEETING OF
SHAREHOLDERS OF TOLLGRADE COMMUNICATIONS, INC.
MAY 16, 2007
MARK PETERSON (CEO OF TOLLGRADE):
NOW I WOULD LIKE TO SHARE WITH YOU A RECAP OF THE CHANGING ENVIRONMENT IN WHICH TOLLGRADE IS OPERATING, A SUMMARY OF OUR PERFORMANCE FOR LAST YEAR AND THE FIRST QUARTER OF 2007, AND A PERSPECTIVE ON HOW WE ARE ADDRESSING THE CHALLENGES AND OPPORTUNITIES THAT LIE AHEAD.
INSIDE THIS CHANGING ENVIRONMENT WE CONTINUED TO OPERATE CONSISTENTLY WITHIN OUR MISSION, WHICH IS SIMPLY STATED: WE HELP THE WORLD COMMUNICATE RELIABLY BY PROVIDING UNPARALLELED VOICE, VIDEO, AND DATA TESTING SOLUTIONS THAT ENABLE OUR CUSTOMERS TO IMPROVE QUALITY, REDUCE COSTS AND DEPLOY NEW SERVICES IN A RAPIDLY CHANGING MARKET.
2006 WAS A YEAR OF CONSOLIDATION, RESTRUCTURING AND, IN GENERAL, A BETTER ENVIRONMENT IN TERMS OF CLARITY AND NEW INITIATIVES FOR MANY TELECOM AND CABLE OPERATORS AND THEIR SUPPLIERS, INCLUDING TOLLGRADE. WE RESPONDED TO THESE CHANGING MARKET CONDITIONS BY SUCCEEDING IN FOUR KEY INITIATIVES, INCLUDING:
1.	FIRST, RESTRUCTURING PARTS OF OUR BUSINESS;

2.	SECOND, ACQUIRING ANOTHER CENTRALIZED NETWORK ASSURANCE GROUP;

3.	THIRD, REDUCING OVERALL COST STRUCTURE;

4.	AND FOURTH, MORE CLOSELY INTEGRATING OUR TELECOM AND CABLE OPERATIONS IN ORDER TO STRENGTHEN OUR MARKET POSITION.
TODAY WE ARE LEANER AND STRONGER AT THE CORE AND HENCE MORE FOCUSED ON HOW TOLLGRADE’S EXPERTISE IN CENTRALIZED NETWORK ASSURANCE CAN HELP COMMUNICATIONS SERVICE PROVIDERS MEET THE CHALLENGES OF A GROWING TRIPLE PLAY BROADBAND MARKETPLACE.

AS THE BUSINESS PRESS OFTEN NOTES, COMPETITION FOR SUBSCRIBERS AND BUSINESS CUSTOMERS BY CABLE AND TELEPHONE COMPANIES IS MORE INTENSE THAN EVER. LAST YEAR, TELEPHONE COMPANIES ASSERTED THEIR EFFORTS TO OFFER VIDEO, WHILE CABLE COMPANIES ACCELERATED THEIR EFFORTS TO OFFER TELEPHONY SERVICES. THE EXPLOSION OF IP TECHNOLOGY IS ENABLING LEADING CARRIERS IN BOTH CAMPS TO OFFER A VARIETY OF MULTI-MEDIA SERVICES. AND THE RACE IS FAR FROM OVER AS TO WHICH COMPANIES CAN PROVIDE THE MOST BANDWIDTH WITH THE MOST VALUE-ADDED SERVICES AT THE LOWEST PRICE POINT.
OF COURSE, WE BELIEVE WE ARE WELL-POSITIONED TO HELP BOTH INDUSTRIES ACHIEVE THEIR GOALS BY PROVIDING TECHNOLOGY THAT WILL HELP THEM EFFICIENTLY PROVISION AND MAINTAIN THESE NEW NETWORKS AND SERVICES. HOWEVER, AS A CENTRALIZED NETWORK ASSURANCE PROVIDER, ONE OF OUR BIGGEST NEAR-TERM CHALLENGES IS WAITING FOR THESE NEW NETWORKS AND SERVICES TO BE DEPLOYED WIDELY ENOUGH FOR OUR CUSTOMERS TO JUSTIFY INVESTING IN THE QUALITY ASSURANCE AUTOMATION THAT OUR TECHNOLOGY CAN PROVIDE.
IT WAS A YEAR OF INTENSE COMPETITION AND CONSOLIDATION THAT LED SOME OF OUR CUSTOMERS TO BECOME BIGGER AND STRONGER AS EVIDENCED BY THE MERGER OF AT&T AND BELLSOUTH, AND COMCAST’S AND TIME WARNER’S ACQUISITION OF ADELPHIA. REGARDLESS OF THE COMBINATIONS, WE REMAIN WELL-POSITIONED TO CAPITALIZE ON OUR EXPERIENCE AND TRACK RECORD WITH THESE CUSTOMERS, PROVIDED THAT WE STAY CURRENT WITH CRITICAL TECHNOLOGY THAT CAN HELP THEM ENHANCE THEIR EXPANDED PLATFORMS AND RETAIN THEIR SUBSCRIBER BASES.
ACCORDING TO THE TELECOMMUNICATIONS INDUSTRY ASSOCIATION, THE U.S. TELECOM MARKET’S GROWTH RATE WAS HIGHER IN 2006 THAN IT WAS IN THE PREVIOUS SIX YEARS. WE BELIEVE THIS DEMONSTRATES THAT CONSOLIDATION AND COMPETITION ARE STIMULATING SERVICE PROVIDER SPENDING AND CREATING OPPORTUNITIES FOR GROWTH.

2006 WAS ALSO A YEAR IN WHICH WE SAW AN INCREASE IN RFP ACTIVITY FOR SOLUTIONS LIKE OURS. THE EXPANSION OF IP-BASED SERVICES REPRESENTS A GROWTH OPPORTUNITY FOR THE WORLDWIDE TEST AND MEASUREMENT SPACE IN WHICH WE PLAY.
A REPORT BY THE RESEARCH ANALYST FIRM IDC COMPLETED AT THE END OF 2006 PROVIDES A NUMBER OF INTERESTING HIGHLIGHTS ABOUT OUR INDUSTRY:
■	FIRST, THE NETWORK TEST AND MEASUREMENT MARKET WILL GROW AT A COMPOUNDED RATE OF 10% OVER THE NEXT FOUR YEARS.

■	SECOND, VOIP AND IPTV BUILD-OUT WILL BE DRIVEN BY THE BIG PLAYERS.

■	THIRD, SPENDING IN THE NEXT FEW YEARS WILL BE DRIVEN BY THE LATEST TRIPLE PLAY, ACCESS TECHNOLOGIES AND IMS.

■	FOURTH, DEMAND FOR NETWORK TESTING IS EXPECTED TO GROW AS COMPETITION DRIVES THE EXPANSION OF IP SERVICES.
WHILE THIS IS THE SUMMATION OF ONE INDUSTRY ANALYST GROUP AND NOT NECESSARILY OUR OPINION, WE THINK THAT, IN GENERAL, THIS BIG PICTURE ASSESSMENT REPRESENTS A POSITIVE PERSPECTIVE ON THE OUTLOOK FOR THE SECTOR.
SO, HOW DID WE FARE FINANCIALLY IN 2006?
FOR THE FISCAL YEAR 2006, REVENUE OF $65.4 MILLION DECLINED BY LESS THAN TWO PERCENT COMPARED TO FISCAL 2005 REVENUE OF $66.3 MILLION. ON A GAAP BASIS, WE POSTED A LOSS OF $0.14, INCLUDING SPECIAL CHARGES. EXCLUDING SPECIAL CHARGES FROM BOTH PERIODS, NON-GAAP EPS WAS $0.14 IN 2006 COMPARED TO $0.33 FOR 2005. WHAT THE NUMBERS DON’T SHOW IS THE PROGRESS WE’VE MADE REPLACING REVENUE LOST THROUGH DECLINING LEGACY PRODUCTS AND LARGE PROJECTS THAT DIDN’T REPEAT IN 2006.

IT’S ALSO IMPORTANT TO REMEMBER HOW MUCH WE HAVE DRAMATICALLY CHANGED OUR PORTFOLIO SINCE 2000 WHEN THE INDUSTRY BEGAN ITS TRANSFORMATION. TODAY, WE HAVE A WELL-BALANCED PRODUCT PORTFOLIO IN WHICH NO SINGLE PRODUCT REPRESENTS MORE THAN 25 PERCENT OF OUR BUSINESS, COMPARED TO HAVING ONE PRODUCT — THE MCU — REPRESENT NEARLY 70 PERCENT OF OUR PORTFOLIO JUST A FEW YEARS AGO.
FINANCIALLY, WE HAD SET OUR TARGETS HIGHER IN 2006 THAN OUR ACTUAL ACHIEVEMENT, BUT WE DID TAKE A NUMBER OF IMPORTANT STEPS THAT SHOULD HELP US GOING FORWARD.
OUR KEY ACCOMPLISHMENTS LAST YEAR INCLUDED A COMBINATION OF OPERATIONAL IMPROVEMENTS AND PRODUCT DEVELOPMENTS FOCUSED ON THE REQUIREMENTS OF CUSTOMERS. WE ACHIEVED A SUCCESSFUL ACQUISITION AND IMPLEMENTED A TIMELY RESTRUCTURING. WE DEVELOPED NEW TECHNOLOGIES FOR HELPING INTERNATIONAL AND DOMESTIC TELECOM AND CABLE CUSTOMERS UPGRADE THEIR SYSTEMS AS THEY MIGRATE TO NEW PLATFORMS. AND WE SOLIDIFIED OUR SOFTWARE MAINTENANCE AGREEMENTS WITH SEVERAL LARGE NORTH AMERICAN TELECOM CUSTOMERS.
LET ME PROVIDE YOU WITH A BIT OF COMMENTARY ON EACH OF THESE ACHIEVEMENTS.
FIRST, IN FEBRUARY OF 2006, WE SUCCESSFULLY ACQUIRED AND INTEGRATED THE EMERSON TEST SYSTEM PRODUCTS GROUP. IN FACT, THE N(X)TEST™ PRODUCT LINE ACQUIRED FROM EMERSON WAS DEPLOYED IN SEVERAL LARGE INTERNATIONAL PROJECTS LAST YEAR. THIS REVENUE HELPED TO OFFSET DECLINING SALES IN SOME OF OUR LEGACY PRODUCTS IN NORTH AMERICA. THESE PROJECTS WERE IN PLACES LIKE EASTERN EUROPE AND ASIA, WHERE WE HAD NO PRIOR PRESENCE, EXTENDING OUR TESTING AND MONITORING SYSTEMS TO EVERY CONTINENT EXCEPT ANTARCTICA. INCLUDING THE ACQUISITION OF THE EMERSON TEST SYSTEM PRODUCTS, OUR INTERNATIONAL BUSINESS EXPANDED TO 27% OF TOTAL REVENUE IN 2006.

SECOND, WE SUCCESSFULLY RESTRUCTURED OUR BUSINESS, ALLOWING US TO MAKE CHANGES THAT TRACK WITH THE EVOLVING NEEDS OF OUR CUSTOMERS AND SAVING AS MUCH AS $3.3 MILLION ON AN ANNUAL BASIS. THE RESTRUCTURING INCLUDED THE CONSOLIDATION OF OUR SARASOTA, FL CABLE OPERATIONS INTO OUR FACILITY IN CHESWICK. IT ALSO INCLUDED A MORE SEAMLESS INTEGRATION OF OUR R&D RESOURCES ACROSS BOTH CABLE AND TELECOM PRODUCT LINES. AS AN EXTENSION OF THIS EFFORT, EARLIER THIS YEAR WE SUCCESSFULLY RELOCATED OUR BRIDGEWATER, NJ OPERATION TO A NEWER, YET LESS EXPENSIVE NEARBY OFFICE COMPLEX IN PISCATAWAY, NJ.
THIRD, OUR FOCUS ON NETWORK ASSURANCE FOR IP SERVICES PAID OFF AS OUR TRIPLE-PLAY TEST TECHNOLOGY WAS SELECTED FOR TWO INTERNATIONAL PROJECTS TO SUPPLY MULTI-LAYERED TESTING SOLUTIONS FOR COUNTRY-WIDE NETWORKS. WE CONTINUE TO EXPECT THESE PROJECTS WILL CONTRIBUTE AS MUCH AS $14 MILLION TO FUTURE REVENUES. HOWEVER, AS YOU MIGHT EXPECT, THESE PROJECTS ARE QUITE LARGE AND COMPLICATED, AND SUBJECT TO VARIOUS MARKET FORCES BEYOND OUR CONTROL. AS A RESULT, WE CURRENTLY EXPECT TO SEE THESE BENEFITS CONTINUING INTO 2008.
FOURTH, WE COMPETED AND WON OUR FIRST DOMESTIC CABLE MSO-WIDE SALE OF OUR CHEETAH™ VOIP TESTING TECHNOLOGY. TOLLGRADE’S LONG HISTORY IN TELEPHONE VOICE SERVICE ASSURANCE GIVES US UNIQUE EXPERIENCE THAT WE HOPE TO LEVERAGE IN THE VOIP-FOCUSED CABLE MARKET.

FIFTH, WE MADE SIGNIFICANT PROGRESS IN DEVELOPING OUR NEW LOW-COST NEXT GENERATION IP TEST PROBE, DIGITEST® ICE™, WHICH WILL ENABLE FEATURE-RICH TESTABILITY OF LOW LINE COUNT DISTRIBUTION POINTS FOR THE IP SERVICES-FOCUSED TELECOM CARRIERS.
DIGITEST ICE IS ONE OF OUR KEY PRODUCT MARKETING INITIATIVES THIS YEAR AND IT IS THE BASIS FOR SOME OF OUR RECENT COMPETITIVE PROJECT WINS. THESE EARLY WINS ARE PART OF AN ACTIVE RFP FUNNEL THAT INCLUDES A MIX OF GLOBAL SERVICE PROVIDERS BUILDING NEW NETWORKS OR INTRODUCING NEW SERVICES ON EXISTING NETWORKS.
SIXTH, WE SUCCESSFULLY NEGOTIATED AN UNPRECEDENTED FIVE-YEAR SOFTWARE MAINTENANCE AGREEMENT WITH ONE OF NORTH AMERICA’S LARGEST DOMESTIC TELECOM OPERATORS, DEMONSTRATING THAT LINE LOSS HAS NOT DIMINISHED THIS CARRIER’S VIEW OF THE IMPORTANCE AND LONGEVITY OF LOOPCARE™ IN THEIR NETWORK OPERATIONS.
IN FACT, WE BEGAN 2007 WITH ALL OUR MAJOR SOFTWARE MAINTENANCE AGREEMENTS IN PLACE, INCLUDING ANOTHER MULTI-YEAR AGREEMENT RECENTLY SIGNED BY ANOTHER LARGE DOMESTIC TELECOM OPERATOR. ONLY ONE LARGE DOMESTIC TELECOM CARRIER’S MAINTENANCE AGREEMENT WILL NEED TO BE RENEWED AT THE END OF 2007.
MOVING INTO 2007, WE REMAIN FOCUSED ON CONTINUING THE MOMENTUM WE CREATED DURING THE PREVIOUS YEAR TO GET OUR NEW PRODUCTS ADOPTED AND TO BEGIN CREATING NEW REVENUE STREAMS.

OUR STRATEGY IS SUPPORTED BY A PRODUCT AND MARKETING ROADMAP THAT WILL HELP US DELIVER THE LATEST NEXT GENERATION NETWORK SERVICE ASSURANCE TECHNOLOGY. THIS FOCUS IS ON ADDRESSING EMERGING OPPORTUNITIES TO PROVIDE CABLE COMPANIES WITH SERVICE ASSURANCE FOR THEIR VOICE-OVER-IP OFFERINGS, AND FOR TESTING THE NEW IP-BASED SERVICES BEING INTRODUCED BY TELEPHONE COMPANIES.
WE FOLLOWED THIS STRATEGY INTO THE FIRST QUARTER OF 2007, AND JUST A FEW WEEKS AGO, ANNOUNCED RESULTS FOR THE QUARTER AND REAFFIRMED OUR ANNUAL OUTLOOK.
WE FINISHED THE FIRST QUARTER IN LINE WITH OUR GUIDANCE BY REPORTING REVENUE OF $13 MILLION. REVENUE WAS LOWER THAN WE WANTED BECAUSE EXTENDED PHASES OF COMMERCIAL AND TECHNICAL IMPLEMENTATION PREVENTED US FROM RECOGNIZING ANY APPRECIABLE REVENUE FROM THE TWO INTERNATIONAL PROJECTS I MENTIONED EARLIER.
ON A GAAP BASIS, WE REPORTED EARNINGS PER SHARE OF $0.01 WHICH INCLUDES A CHARGE OF $0.03 FOR CONTINUING RESTRUCTURING EFFORTS AND STOCK-BASED COMPENSATION EXPENSE. EXCLUDING THESE CHARGES, ON A NON-GAAP BASIS, EPS FOR THE FIRST QUARTER WAS $0.04.
FOR THE YEAR AGO PERIOD, REVENUES WERE $17.6 MILLION AND EPS — ON A GAAP AND NON-GAAP BASIS — WAS BREAKEVEN.
FROM AN OPERATING STANDPOINT, WE MADE A NUMBER OF IMPROVEMENTS THAT ARE REFLECTED IN OUR CURRENT YEAR. OUR GROSS MARGIN IMPROVED TO 53.8% IN THE FIRST QUARTER COMPARED TO 45.1% IN THE YEAR AGO QUARTER. THE INCREASE IN GROSS MARGIN WAS DUE TO HIGHER SALES OF TELECOM PRODUCTS, LOWERED AMORTIZATION, AS WELL AS OTHER IMPROVEMENTS IN OUR OPERATING COST STRUCTURE.
OVERALL OPERATING EXPENSES, EXCLUDING RESTRUCTURING EXPENSE OF $0.4 MILLION, DECREASED BY 16% FROM THE YEAR AGO QUARTER. WE REMAIN ON TRACK FOR ACHIEVING THE ANNUAL COST SAVINGS OF $3.3 MILLION TARGETED WITH OUR RESTRUCTURING EFFORTS.

GOING FORWARD, WE BELIEVE TOLLGRADE IS A TEST AND MEASUREMENT SUPPLIER THAT IS UNIQUELY POSITIONED TO HELP CUSTOMER’S EXPAND THEIR BROADBAND ACCESS NETWORKS. WE ESTIMATE THAT ALMOST THREE QUARTERS OF THE PHONE OR CABLE LINES IN THE UNITED STATES IS SUPPORTED BY TOLLGRADE TESTING AND MONITORING TECHNOLOGY. AROUND THE WORLD, WE HELP TO MANAGE THE MAINTENANCE PROCESS FOR MORE THAN 300 MILLION ACCESS LINES.
OUR PRESENCE IN THE ACCESS NETWORK IS IMPORTANT FOR TWO REASONS. FIRST, THE ACCESS NETWORK, OR “LAST MILE,” CONTINUES TO BE ONE OF A SERVICE PROVIDER’S MOST SIGNIFICANT ASSETS. IT IS THE PATH THROUGH WHICH ALL SERVICE PROVIDERS MUST TRAVEL TO DELIVER THEIR NETWORK AND CUSTOMER SERVICE TO THE END CUSTOMER. SECOND, OUR STUDIES SHOW THAT THE ACCESS NETWORK IS WHERE MANY OF THE FAULTS IN SERVICE WILL OCCUR. BECAUSE OUR TECHNOLOGY RESIDES THERE AND WE CAN MOST CLOSELY EMULATE THE CUSTOMER EXPERIENCE, WE HAVE A POTENTIALLY UNIQUE AND POWERFUL VALUE PROPOSITION FOR OUR CUSTOMERS. FROM THIS CRITICAL VANTAGE POINT IN THE NETWORK, USING THE TECHNOLOGY WE HAVE DEVELOPED, WE CAN HELP CARRIERS REDUCE OPERATING EXPENSES BY DETECTING AND REPORTING NETWORK TROUBLES, THEREBY EFFECTIVELY REDUCING OR ELIMINATING COSTLY SERVICE CALLS OR TRUCK ROLLS.
IN MOST CASES, OUR NEW TECHNOLOGY LEVERAGES OUR EXISTING TECHNOLOGY IN THE CUSTOMER’S ACCESS NETWORK MAKING OUR SOLUTION AN “UPGRADE” RATHER THAN AN “OVERHAUL.”
WE HAVE WORKED HARD DURING THE PAST YEAR TO POSITION OUR COMPANY FOR GROWTH. THE TRANSFORMATION OF THE TELECOM AND CABLE INDUSTRIES AND THEIR QUEST TO MAKE NETWORK INFRASTRUCTURE A DEFINING DIFFERENCE FOR THEMSELVES AND THEIR SUBSCRIBERS HAS BECOME AN OPPORTUNITY FOR SUPPLIERS LIKE TOLLGRADE. TO TAKE ADVANTAGE OF THIS OPPORTUNITY, WE WILL EMPHASIZE THE FOLLOWING ELEMENTS OF OUR STRATEGY IN 2007:

1.	FIRST, WE WILL PROTECT OUR NETWORK ASSURANCE LEADERSHIP. WE WILL DO SO BY DELIVERING LOW-COST, HIGH-PERFORMANCE ACCESS NETWORK TESTING PRODUCTS TO THE SERVICE-PROVIDER MARKET, AND IN SOME CASES TO MEET SPECIFIC CUSTOMER PROJECT REQUIREMENTS. THIS WILL INCLUDE SEEKING TO ENHANCE OUR POSITION EVEN FURTHER BY MEASURING AND IMPROVING CUSTOMER SERVICE.

2.	SECOND, TO LEVERAGE OUR RECENTLY-EXPANDED GLOBAL MARKET SHARE TO MAXIMIZE OUR ABILITY TO WIN TENDERS FOR TESTING NEW IP SERVICES, ESPECIALLY WITH INCUMBENCY ACCOUNTS. TO THE EXTENT THAT WE CAN COMBINE THE FIRST TWO ELEMENTS OF OUR STRATEGY BY GROWING OUR EMBEDDED BASE, ESPECIALLY WITH THE LARGEST GLOBAL CARRIERS THAT IDC SAYS WILL DRIVE SPENDING AND ADOPTION OF NEW IP-BASED SERVICES, AND PERHAPS DO THIS WITH A NEAR-TERM INTERNATIONAL FOCUS WHERE CARRIERS ARE MOVING MORE SWIFTLY, THEN TOLLGRADE WILL STAND TO BENEFIT.

3.	THIRD, TO EXPAND OUR REACH INTO NEW MARKETS BY ECONOMICALLY EXPLORING, PROTOTYPING, AND TESTING NEW APPLICATIONS FOR OUR CORE TECHNOLOGY AND KNOW-HOW. FOR EXAMPLE, LAST YEAR, WE BEGAN IN EARNEST TO STUDY WAYS WE MIGHT EXPAND OUR EXPERTISE IN CENTRALIZED NETWORK SERVICE ASSURANCE TO ADJACENT INDUSTRIES WHERE NETWORK TESTING AND MONITORING HAVE YET TO BE DEPLOYED. THE POWER UTILITY INDUSTRY IS ONE INDUSTRY WE IDENTIFIED WHERE WE KNOW OUR SOLUTIONS CAN BRING IMPROVEMENTS IN OPERATIONAL COST AND CUSTOMER SERVICE. WE WILL CONTINUE TO EVALUATE THIS AND OTHER OPPORTUNITIES THAT HAVE THE POTENTIAL TO HELP OUR PORTFOLIO GROW.

WE WILL ALSO INVESTIGATE THE POSSIBLE OPPORTUNITIES FROM EXTENDING OUR TECHNOLOGY INTO THE WIRELESS OR NON-SERVICE PROVIDER DOMAINS, SUCH AS ENTERPRISE, GOVERNMENT, OR EDUCATION MARKETS. THIS MAY BE ACCOMPLISHED THROUGH PARTNERSHIPS, LICENSING AGREEMENTS, OR ACQUISITIONS THAT MAKE STRATEGIC AND FINANCIAL SENSE. THE CONVERGENCE OF WIRELINE AND WIRELESS COMMUNICATIONS THROUGH FRAMEWORKS LIKE IMS, AND THE IMPLICATIONS ON CENTRALIZED NETWORK ASSURANCE NEED TO BE UNDERSTOOD AND ACTED UPON AS APPROPRIATE.

4.	AND, FOURTH, TO MAINTAIN A LOWER OPERATING COST BY DEPLOYING INNOVATIVE PRODUCT REDESIGNS AND LOWER-COST MANUFACTURING. THIS IS CRITICAL BECAUSE THE COST OF OUR TECHNOLOGY HAS TO TRACK THE EVER-DECREASING COST OF THE UNDERLYING NETWORK TECHNOLOGY, ESPECIALLY WHEN THIS TECHNOLOGY IS DEPLOYED DEEPER INTO THE NETWORK AND SERVES FEWER HOMES OR BUSINESSES.

MOREOVER, CONSOLIDATIONS BY OUR CUSTOMERS GIVE THEM GREATER BUYING POWER THAT THEY WILL CERTAINLY EXERCISE TO PRESERVE THEIR OWN MARGINS IN THE FACE OF HIGHLY COMPETITIVE END-CONSUMER PRICING.
THIS QUARTER, WE’RE HEADING TOWARD OUR BIG TRADE SHOWS AT NXTCOMM AND CABLE-TEC. AT BOTH SHOWS, WE INTEND TO FEATURE SEVERAL NEW PRODUCT OFFERINGS RELATED TO NEXT GENERATION IP NETWORK ASSURANCE. WE’LL ALSO BE ATTENDING BUT NOT EXHIBITING AT THE INTEROP LAS VEGAS SHOW, WHICH IS ONE OF THE LARGEST IT AND BUSINESS TECHNOLOGY EXPOSITIONS IN 2007, TO FURTHER EXPLORE OPPORTUNITIES ADJACENT TO SERVICE PROVIDER NETWORK ASSURANCE. THROUGH THESE EVENTS, WE’RE LOOKING FORWARD TO SHARING OUR LATEST SOLUTIONS WITH CUSTOMERS WHO WANT TO IMPROVE THEIR NETWORK SERVICE ASSURANCE.
AND, WE THINK WE ARE WELL-EQUIPPED TO PROVIDE THESE SOLUTIONS BY LEVERAGING OUR GROWING CUSTOMER BASE, MORE DIVERSIFIED PORTFOLIO, AND STRONG FINANCIAL POSITION. ON THIS LATTER POINT, OUR BALANCE SHEET REMAINS HEALTHY AS WE CONTINUE TO GENERATE POSITIVE CASH FLOW, AND CARRY NO DEBT.

AS WE APPLY THESE RESOURCES IN 2007 AND BEYOND, YOU SHOULD KNOW THAT OUR DAY-TO-DAY WORK AND LONGER-TERM STRATEGIC ACTIONS WILL BE FOCUSED ON BUILDING LONG-TERM VALUE FOR YOU, OUR SHAREHOLDERS.
THANK YOU FOR YOUR INTEREST IN THIS ANNUAL REVIEW OF TOLLGRADE’S BUSINESS. MORE DETAILED RECONCILIATIONS OF THE NON-GAAP RESULTS I’VE DESCRIBED TODAY ARE AVAILABLE IN OUR EARNINGS RELEASES FOR THE FOURTH QUARTER OF 2006 AND THE FIRST QUARTER OF 2007, WHICH ARE POSTED ON OUR WEBSITE. YOU CAN ALSO OBTAIN A COPY OF OUR ANNUAL REPORT EITHER ONLINE OR BY CONTACTING US.
AND NOW I WOULD BE HAPPY TO ANSWER ANY QUESTIONS.